FIRST AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Amendment”) is entered into by Generation Income Properties, L.P., a Delaware limited partnership (the “Maker”), and Brown Family Enterprises LLC, a Delaware limited liability company (the “Noteholder”), effective as of October 14, 2026.

The Maker issued to the Noteholder an Amended and Restated Secured Promissory Note dated July 21, 2023, in the original principal amount of $5,500,000 (the “Note”), secured by the Amended and Restated Security Agreement dated July 21, 2023, between the Maker and the Noteholder (the “Security Agreement”). The Parties agree as follows:

1. PRINCIPAL BALANCE. The Parties acknowledge the Maker’s $300,000 principal payment on July 6, 2026, and confirm that the outstanding principal balance of the Note as of September 28, 2026, was $5,200,000. Any subsequent payments shall be credited in accordance with the Note. This acknowledgment does not capitalize interest or increase the indebtedness.

2. EXTENSION OF MATURITY. The date “October 14, 2026” in the definition of “Maturity Date” in Section 1 of the Note is replaced with “October 14, 2027.” The remainder of that definition is unchanged. The Note’s existing 9% interest rate, monthly interest payment requirements, and other payment terms remain unchanged. The Noteholder confirms that, as of the date of its execution of this Amendment, no Default or Event of Default exists under the Note.

3. CONTINUING EFFECT AND SECURITY. Except as expressly amended by this Amendment, the Note and the Security Agreement remain unchanged and in full force and effect. The security interest granted under the Security Agreement continues to secure the obligations under the Note as amended hereby. This Amendment does not constitute a novation, satisfaction, or discharge of the Note or a release or expansion of the collateral under the Security Agreement.

4. MISCELLANEOUS. Capitalized terms used but not defined in this Amendment have the meanings given in the Note. Sections 8.3 through 8.6 of the Note apply to this Amendment as though set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the dates set forth below.

MAKER:

GENERATION INCOME PROPERTIES, L.P.

By: Generation Income Properties, Inc., a Maryland corporation, its General Partner

By: /s/ David Sobelman

Name: David Sobelman

Title: President

Date: October 2, 2026

NOTEHOLDER:

BROWN FAMILY ENTERPRISES LLC

By: /s/ Christian Brown

Name: Christian Brown

Title: Manager

Date: October 2, 2026

[Signature Page to First Amendment to Amended and Restated Secured Promissory Note]